SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[X]  Preliminary Proxy Statement          [  ]  CONFIDENTIAL, FOR USE OF THE
                                                COMMISSION ONLY (AS PERMITTED BY
                                                RULE 14A-6(E)(2)
[ ]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                    WWW TRUST
      ---------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[  ]     $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
                  or Item 22(a)(2) of Schedule 14A.

[  ]     $500 per each party to the controversy pursuant to Exchange Act Rule
                  14a-6(i)(3).

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1) Title of each class of securities to which transaction applies:

         Shares of beneficial interest, par value $.001 per share
         ----------------------------------------------------------------

         (2)      Aggregate number of securities to which transaction applies:

                                                                  N/A
         ----------------------------------------------------------------

                  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                                       N/A
         ----------------------------------------------------------------

                  (4) Proposed maximum aggregate value of transaction:

                                       N/A
         ----------------------------------------------------------------

                  (5) Total fee paid:

         ----------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:


         (2)      Form, Schedule or Registration Statement No.:


         (3)      Filing Party:


         (4)      Date Filed:



Notes:

                                    WWW TRUST
                         131 Prosperous Place, Suite 17
                            Lexington, Kentucky 40509




DEAR SHAREHOLDER:

         You are cordially invited to attend a special meeting of shareholders (the "Meeting") of WWW Trust: WWW Internet Fund (the "Fund") to be held on Wednesday, October 25, 2000, at 1:00 p.m., at the Lexington Club, located at 170 Esplanade, Lexington, Kentucky. Parking is available in the parking garage of the Bank One of Lexington Building.

         At the Meeting, shareholders will be asked to amend certain fundamental investment policies of the Fund, to elect members of the Fund's Board of Trustees, and to approve the selection of the Independent Auditor of the Fund. This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Trustees of the Fund. I strongly believe these proposals are in the best interest of all shareholders and ask you to vote FOR them. All proposals have the full support of the Fund's Board of Trustees.

         Although the Board of Trustees would like very much to have each shareholder attend the Meeting, they realize that this is not possible. Whether or not you plan to be present at the Meeting, your vote is needed. PLEASE COMPLETE, SIGN, AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. We look forward to seeing you at the Meeting or receiving your proxy card so your shares may be voted at the Meeting. A POSTAGE-PAID ENVELOPE IS ENCLOSED FOR THIS PURPOSE.

Sincerely yours,



/s/____________________________________
Lawrence S. York, Chairman of the Board


YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

                                    WWW TRUST
                         131 Prosperous Place, Suite 17
                            Lexington, Kentucky 40509


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER 25, 2000


         A special meeting of shareholders ("Meeting") of WWW Trust: WWW Internet Fund (the "Fund"), will be held on Wednesday, October 25, 2000, at 1:00 p.m., at the Lexington Club, located at 170 Esplanade, Lexington, Kentucky to vote on the following proposals:

         PROPOSAL 1. To approve amendments to the Fund's fundamental investment policies relating to:

         (a)  borrowing transactions;

         (b)  lending transactions; and

         (c)  investments in securities of other investment companies.

         PROPOSAL 2. To elect members of the Fund's Board of Trustees.

         PROPOSAL 3. To approve the selection of the Independent Auditor of the Fund.

         PROPOSAL 4. Any other matters that may properly come before the Meeting. (The Board of Trustees of the Fund does not know of any other matter that will come before the Meeting.)


         Only shareholders of record at the close of business on Tuesday, September 26, 2000 are entitled to vote at the Meeting and any adjournments thereof.



                                                   ______________________
                                                   Diane Snapp, Secretary

October 7, 2000

                                    WWW TRUST
                         131 Prosperous Place, Suite 17
                            Lexington, Kentucky 40509

                                ----------------
                                 PROXY STATEMENT
                                ----------------
                         SPECIAL MEETING OF SHAREHOLDERS
                                OCTOBER 25, 2000


                                  INTRODUCTION

         This Proxy Statement ("Proxy Statement") is being furnished to shareholders of WWW Trust: WWW Internet Fund (the "Fund") in connection with the solicitation of proxies by the Board of Trustees of the Fund for use at the Special Meeting of Shareholders (including any adjournments or postponements thereof) to be held on Wednesday, October 25, 2000 at 1:00 p.m., at the Lexington Club, located at 170 Esplanade, Lexington, Kentucky (such meeting and any adjournments and postponements thereof are hereinafter referred to as the "Meeting") for the purposes set forth in the accompanying Notice of the Special Meeting of Shareholders.


         Shareholders of the Fund of record at the close of business on September 26, 2000 (the "Record Date") are the only shareholders (the "Shareholders") entitled to vote at the Meeting. 2,635,445.2150 shares of the Fund were issued and outstanding as OF September 26, 2000. Each share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote on each matter to be acted upon at the Meeting by the Shareholders.

         This Proxy Statement and Notice of Special Meeting of Shareholders with accompanying proxy card ("Proxy") are being mailed to Shareholders on or about October 7, 2000.


                                  THE PROPOSALS


MATTERS TO BE CONSIDERED AT THE MEETING

         At the Meeting, the Shareholders will consider and vote upon:

         PROPOSAL 1. To approve amendments to the Fund's fundamental investment policies relating to (none of which will change the investment objective of the Fund):

         (a)  borrowing transactions;

         (b)  lending transactions; and

         (c)  investments in securities of other investment companies.

         PROPOSAL 2.  To elect the Fund's Board of Trustees.

         PROPOSAL 3. To approve the selection of the Independent Auditor of the Fund.

         PROPOSAL 4. Any other matters that may properly come before the Meeting. (The Board of Trustees of the Fund does not know of any other matter that will come before the Meeting.)


                                 PROPOSAL NO. 1
        TO APPROVE AMENDMENTS TO CERTAIN FUNDAMENTAL INVESTMENT POLICIES

         The Board of Trustees is submitting for approval by the Shareholders the following proposals to amend three of the Fund's fundamental investment policies relating to (a) borrowing transactions, (b) lending transactions, and
(c) investments in securities of other investment companies. The Board of Trustees approved these proposals by unanimous written action dated September 26, 2000.

         For the reasons described below, the Board of Trustees believes that the proposed changes are in the best interests of the Shareholders and recommends that the Shareholders approve each of the proposed amendments. Fundamental investment policies may be changed only with shareholder approval.

         If the proposed changes to the Fund's fundamental investment policies are approved by the Shareholders at the Meeting, the Fund's prospectus and statement of additional information will be revised as appropriate to reflect the changes. The changes proposed in Proposals No. 1(a), 1(b) and 1(c) will not result in a change to the investment objective of the Fund.

PROPOSAL NO. 1(a): AMEND THE FUNDAMENTAL INVESTMENT POLICY WITH RESPECT TO THE FUND'S ABILITY TO ENGAGE IN BORROWING TRANSACTIONS

         The Fund's current fundamental investment policy number 4 concerning borrowing money states that the Fund shall not:

         Borrow money, except to the extent permitted under the 1940 Act. The 1940 Act permits an investment company to borrow in an amount up to 33 1/3% of the value of such company's total assets. For purposes of this Investment Restriction, the entry into options, forward contracts, futures contracts, including those relating to indexes, and options on futures or indexes shall not constitute borrowing.

         The proposed change would amend the Fund's fundamental investment policy relating to borrowing transactions to state that the Fund shall not:

         Borrow money, except to the extent permitted under the 1940 Act or by exemptive order of the Securities and Exchange Commission. For purposes of this Investment Restriction, the entry into options, forward contracts, futures contracts, including those relating to indexes, and options on futures or indexes shall not constitute borrowing.

         The proposed change to the Fund's fundamental investment policy would allow the Fund to borrow money from persons other than banks, to the extent consistent with applicable law or any exemptive relief granted by the Securities and Exchange Commission (the "SEC"). The proposed change is designed to permit the Fund the greatest degree of flexibility permitted by law or any exemptive relief granted by the SEC in pursuing its investment program.

         Current law prohibits the Fund from borrowing from other mutual funds in the WWW Trust complex (each, a "Fund of WWW Trust"). If the proposed amendment to the Fund's fundamental investment policy on borrowing is approved by the Shareholders, then the Fund (and other Funds of WWW Trust) intend to apply to the SEC for an exemption from this prohibition on interfund borrowing of money. There is, of course, no assurance that the SEC would grant such request. If the SEC did grant the request, the Fund would be allowed to borrow from other Funds of WWW Trust. The ability to engage in borrowing transactions with other participating Funds of WWW Trust as part of a program, referred to as the "interfund lending program", may allow the Fund to incur lower costs and obtain lower interest rates on money borrowed.

         Approval of this Proposal No. 1(a) will not by itself result in implementation of the interfund lending program. Among other things, any such program would be subject to receipt of an SEC exemptive order.

         In addition to the proposed change to the fundamental investment policy relating to borrowing, the Shareholders are being asked to vote on an amendment to the Fund's fundamental investment policy on lending (in Proposal No. 1(b)). If only one of the two proposals is adopted, then the Fund's fundamental investment policies will be amended only to the extent of shareholder approval.

         If both Proposal 1(a) and 1(b) are adopted and the Fund were to participate in an interfund lending program, there is a risk that a borrowing Fund of WWW Trust could have a loan recalled and the borrowing Fund of WWW Trust might then have to borrow from a bank at higher costs and a higher interest rate if money could not be borrowed from another Fund of WWW Trust. There is also a risk that a lending Fund of WWW Trust could experience a delay in obtaining prompt repayment of a loan. A lending Fund of WWW Trust would not necessarily have received collateral for its loan, although it could require that collateral be provided as a condition for making an interfund loan. A delay in obtaining prompt payment could cause a lending Fund of WWW Trust to miss an investment opportunity or to incur costs to borrow money to replace the delayed payment. In determining to recommend this Proposal No. 1(a) to the Shareholders for approval, the Board of Trustees considered that the benefits to the Fund of participating in the program outweigh the possible risks of such participation.

         Although the Fund does not currently intend to apply for any other SEC exemptive order with respect to other potential lenders to the Fund, the change in the investment policy, if approved by the Shareholders, will enable the Fund to further increase its ability to borrow from persons other than banks without shareholder approval (but subject to the approval of the Board of Trustees) by applying for other SEC exemptive orders. This may subject the Fund to additional risks.

PROPOSAL NO. 1(b): AMEND THE FUNDAMENTAL INVESTMENT POLICY WITH RESPECT TO THE FUND'S ABILITY TO ENGAGE IN LENDING TRANSACTIONS

         The Fund's current fundamental investment policy number 5 concerning making loans states that the Fund shall not:

         Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, WWW Internet Fund may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets.

         The proposed change would amend the Fund's fundamental investment policy relating to lending transactions to state that that the Fund shall not:

         Make loans, except through (i) the purchase of debt obligations; (ii) the entry into repurchase agreements; (iii) loans of portfolio securities limited to 33 1/3% of the Fund's total assets; and (iv) as otherwise permitted by exemptive order of the Securities and Exchange Commission.

         The proposed amendment to the Fund's fundamental investment policy would facilitate the future development and adoption of an interfund lending program with other Funds of WWW Trust, as described above. The proposed change is designed to permit the Fund the greatest degree of flexibility permitted by law or any exemptive relief granted by the SEC in pursuing its investment program. The nature of the interfund lending program and the risks associated with the Fund's participation therein are set forth above under Proposal No. 1(a). The Shareholders are being asked to consider, and vote separately, on the Fund's fundamental investment policies relating to borrowing and lending.

         In determining to recommend this Proposal No. 1(b) to the Shareholders for approval and to facilitate the future development and implementation of an interfund lending program, the Board of Trustees considered that the interfund lending program: (i) may benefit the Fund by providing it with greater flexibility to engage in lending transactions; and (ii) could facilitate the Fund's ability to earn a higher return on short-term investments by allowing it to lend cash to other Funds of WWW Trust. Implementation of interfund lending would be accomplished consistent with applicable regulatory requirements, including the provisions of any order the SEC might issue to the Fund and to other Funds of WWW Trust. The Fund has not yet applied for such order, and there can be no assurance that any such order would be granted, even if applied for.

         Although the Fund does not currently intend to apply for any other SEC exemptive order with respect to this policy, the change in the investment policy, if approved by the Shareholders, will enable the Fund to further amend this policy without shareholder approval (but subject to the approval of the Board of Trustees) by applying for other SEC exemptive orders. This may subject the Fund to additional risks. The Fund will continue to be able to engage in loans of portfolio securities up to 33 1/3% of its total assets whether or not the Shareholders approve Proposals 1(a) and 1(b).

PROPOSAL NO. 1(c): AMEND THE FUNDAMENTAL INVESTMENT POLICY WITH RESPECT TO INVESTMENTS IN SECURITIES OF OTHER INVESTMENT COMPANIES

         The Fund's current fundamental investment policy number 16 concerning investments in securities of other investment companies states that the Fund shall not:

         Purchase securities of other investment companies, except by purchase in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary broker's commission or except when the purchase is part of a plan of merger, consolidation, reorganization or acquisition, and provided that any such purchase is permitted under the 1940 Act.

         The proposed change would amend the Fund's fundamental investment policy relating to investments in securities of other investment companies to state that that the Fund shall not:

         Purchase securities of other investment companies, including securities of other Funds of the WWW Trust, except as permitted under the 1940 Act and the Rules thereunder, as amended from time to time, or by any exemptive relief granted by the Securities and Exchange Commission.

         The proposed change is designed to permit the Fund the greatest degree of flexibility permitted by law or any exemptive relief granted by the SEC in pursuing its investment program. The proposed amendment to the Fund's fundamental investment policy would allow the Fund to invest in securities of other investment companies which would include other Funds of the WWW Trust to the extent consistent with applicable law or any exemptive relief granted by the SEC. Under current provisions of the Investment Company Act of 1940 (the "Investment Company Act"), the Fund may invest up to 10% of its total assets in the securities of other registered investment companies, may invest not more than 5% of its total assets in the securities of any one registered investment company and may not own more than 3% of an investment company's outstanding voting securities.

         The Board of Trustees anticipates that a primary benefit of investing in other investment companies will be the ability to obtain higher yields than would be available from current investment alternatives. It is also anticipated that by investing in other investment companies, the Fund would have access to a lower cost alternative for making short-term liquid investments than is presently available. Under no circumstances will the Fund or Funds of the WWW Trust permit duplication of fees and expenses as a result of investments in other investment companies.

         Although the Fund does not currently intend to apply for a SEC exemptive order with respect to the restriction limiting the percentage amount of investment in other investment companies, the change in the investment policy, if approved by the Shareholders, will enable the Fund to further amend this restriction without shareholder approval (but subject to the approval of the Board of Trustees) by applying for SEC exemptive orders. This may subject the Fund to additional risks.

REQUIRED VOTE FOR THE AMENDMENT OF FUNDAMENTAL INVESTMENT POLICIES

         Approval of each of Proposals No. 1(a), 1(b), and 1(c) requires the affirmative vote of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended, to mean the lesser of
(a) 67% or more of the shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund.

         THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" PROPOSALS NO. 1(A), 1(B), AND 1(C).


                                 PROPOSAL NO. 2
                          ELECTION OF BOARD OF TRUSTEES

         The Shareholders will also vote upon the election of five nominees to the Board of Trustees at the Meeting. Because the Fund does not hold regular annual shareholder meetings, each nominee, if elected, will hold office until his successor is elected and qualified or until his earlier death, resignation or removal. The nominees for election as Trustees are listed below. The persons named in the accompanying Proxy intend, in the absence of contrary instructions, to vote all Proxies in favor of the election of such nominees. A Shareholder using the Proxy can vote for or against any or all of the nominees. If you give no voting instructions, but return an executed Proxy, your shares will be voted for all nominees named herein for Trustee. Should any of the nominees become unable or unwilling to accept nomination or election prior to the Meeting, the persons named in the Proxy will exercise their voting power to vote for such substitute person or persons as the management of the Fund may recommend. All of the nominees have consented to being named in this Proxy Statement and to serve if elected. The Fund knows of no reason why any nominee would be unable or unwilling to serve if elected.

INFORMATION REGARDING NOMINEES FOR THE BOARD OF TRUSTEES

         The following information is provided for each of the five nominees. It includes his name, number of shares of the Fund beneficially owned, principal occupation(s) or employment during the past five years.


                                       SHARES     % OF
NAME OF NOMINEE                 AGE    OWNED      FUND    PRINCIPAL OCCUPATION; SERVICE AS TRUSTEE
---------------                 ---    -----      ----    ----------------------------------------

Lawrence S. York(1) (2)         49     1220.192    --     Trustee,  Chairman  of the  Board  and  President  of the
131 Prosperous Place, Suite 17                            Trust;   President,    Capital   Advisors   Group,   Inc.
Lexington, Kentucky 40509                                 (financial   planning  and  investment   advisory  firm);
                                                          President,   WWW  Advisors,  Inc.  (investment  advisor);
                                                          Director,  Guthrie York & Co., Inc. (financial services);
                                                          Director,   Visual  Net,  Inc.   (developmental  internet
                                                          software);  President and licensed sales  representative,
                                                          Interactive   Planning   Corp.    (broker-dealer)   since
                                                          January 1,    1999;   licensed   sales    representative,
                                                          B.D. Holdings,  Inc. (broker-dealer)  (September-December
                                                          1998);  President  (until June 1997) and  licensed  sales
                                                          representative  (until August 1998) of RH York & Company,
                                                          Inc. (broker-dealer).

James D. Greene(1) (2)          43      51.466     --     Trustee,  Vice  President  and  Treasurer  of the  Trust;
312 Breezewood Court                                      Senior  Strategy   Consultant,   i2Technologies;   Senior
Suwanee, Georgia 30024                                    Product  Manager,  NCR  Corp.   (manufacturer  of  retail
                                                          point-of-sale  systems) (1997 to 2000);  Executive Senior
                                                          Vice   President  of  WWW  Advisors,   Inc.   (investment
                                                          advisor);   formerly   Marketing   Strategist,    Lexmark
                                                          International,  Inc.  (manufacturer  of network  personal
                                                          computer and office electronics) (1991-1997).

Charles F. Haywood              73         0        0     Trustee of the Trust;  National  City Bank  Professor  of
348 Business & Economics                                  Finance,   University  of  Kentucky;   Member,  Board  of
University of Kentucky                                    Directors, The Pittston Company.
Lexington, Kentucky 40506

Robert C. Thurmond              49         0        0     Trustee  of  the  Trust;   Director,   Telecommunications
Quality Communications, Inc.                              Research  Center,  University of Louisville,  until 1997;
9931 Corporate Campus Drive                               Manager,     Knowledge     Creation    Group,     Quality
Suite 1000                                                Communications, Inc. since 1998.
Louisville, KY 40223

Tim DiDiego                     42         0        0     Director of Corporate Strategy and Business  Development,
1704 Fox Head Court                                       LexMark  International  Inc.  (since  1998);  Director of
Lexington, KY 40515                                       Worldwide  Business  Development,  LexMark  International
                                                          Inc.  (1996-1998);   Manager  of  Worldwide  Pricing  and
                                                          Special Bids,  LexMark  International  Inc.  (1994-1995);
                                                          Board of Directors  for Bluegrass  Technology  Center for
                                                          People with Disabilities.

* Less than 1%
(1) Shares of the Fund beneficially owned directly or indirectly as of September 26, 2000.
(2) Deemed to be an "interested person" of the Fund for purposes of the Investment Company Act by virtue of an affiliation with WWW Trust.

COMPENSATION OF TRUSTEES

         The Fund pays each of its Trustees who is not affiliated with the Manager $2,000 per quarter, in addition to certain travel and out-of-pocket expenses. Chairmen of each Committee of the Board of Trustees receive no compensation for each meeting of such Committee they attend. Trustees of the Fund who were not affiliated persons of the Trust as a group received aggregate compensation of $10,000 from the Trust during its fiscal year ended June 30, 2000. The following table sets forth information concerning compensation received by Trustees of the Trust during the year ending June 30, 2000.

                                        PENSION OR RETIREMENT
                          AGGREGATE            BENEFITS         ESTIMATED ANNUAL    TOTAL COMPENSATION
                        COMPENSATION      ACCRUED AS PART OF     BENEFITS UPON           FROM FUND
NAME OF PERSON           FROM TRUST         FUND EXPENSES            RETIREMENT      PAID TO TRUSTEES
--------------           ----------         -------------        --------------      ----------------

Lawrence S. York             $0.00                0                    0                    $0.00
James D. Greene              $0.00                0                    0                    $0.00
Charles F. Haywood       $5,000.00                0                    0                $5,000.00
Robert C. Thurmond       $5,000.00                0                    0                $5,000.00


MEETING OF BOARD OF TRUSTEES

         The current Board of Trustees met five times during the fiscal year ended June 30, 2000. Each of the four Trustees were present at each such meeting. The current Audit Committee, which consists of two independent Trustees, was formed after the selection of Berge & Company LTD. as the Fund's independent public auditor and did not meet during the fiscal year ended June 30, 2000. The function of the Audit Committee is to advise the Board of Trustees with regard to the appointment of the Fund's independent accountants, review and approve audit and non-audit services of the Fund's independent accountants, and meet with the Fund's financial officers to review the conduct of accounting and internal controls. The Board has no compensation or nominating committees.


REQUIRED VOTE FOR THE ELECTION OF TRUSTEES

         If a quorum is present in person or by proxy, the favorable vote of a majority of shares represented at the Meeting is required to elect Trustees. The presence at the Meeting of the holders of 30% of the outstanding shares of the Fund as of the Record Date, either in person or by Proxy, constitutes a quorum. If any nominee is not approved by the Shareholders, the Board will consider alternative nominations.

THOSE SHAREHOLDERS WHO WISH TO VOTE FOR OR AGAINST ALL OF THE NOMINEES FOR THE BOARD OF TRUSTEES MAY CHECK A SINGLE BOX ON THE PROXY CARD, OR MAY VOTE FOR OR AGAINST THE NOMINEES INDIVIDUALLY.

THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR ALL NOMINEES.

                                 PROPOSAL NO. 3
               TO APPROVE THE SELECTION OF THE INDEPENDENT AUDITOR

By unanimous written action dated September 26, 2000, the Board, including all of the Trustees who are not "interested persons" as defined in the Investment Company Act, as well as the Trustees who are members of the Audit Committee, selected Berge & Company LTD. to act as the independent auditors of the Trust for the fiscal year ending June 30, 2001.

         Berge & Company LTD. has advised the Trust that it is an independent auditing firm and has no direct financial or material indirect financial interest in the Trust. Representatives of Berge & Company LTD. are not expected to be at the Meeting but have been given the opportunity to make a statement if they wish, and will be available telephonically should any matter arise requiring their participation.


REQUIRED VOTE FOR THE APPROVAL OF THE SELECTION OF THE INDEPENDENT AUDITOR

         If a quorum is present in person or by proxy, the favorable vote of a majority of shares represented at the Meeting is required to approve the selection of the Independent Auditor. The presence at the Meeting of the holders of 30% of the outstanding shares of the Fund as of the Record Date, either in person or by Proxy, constitutes a quorum.

THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL NO. 3.



                      PROXY VOTING AND SHAREHOLDER MEETINGS

PROXY SOLICITATION METHODS AND COSTS

         The Fund may solicit shareholder proxies in a variety of ways. All shareholders who are entitled to vote will receive these proxy materials by mail. Officers and employees of WWW Advisors, Inc., the Fund's manager (the "Manager"), may solicit proxies in person, by telephone, or through the Internet. The Manager, its officers, and its employees will not be compensated for their solicitation activities. The Fund may also arrange for an outside firm, Shareholder Communications Corporation, to solicit votes by telephone on the Fund's behalf. The use of Shareholder Communications Corporation is expected to cost the Fund approximately $23,000, but this method of solicitation will be employed only after other more cost-effective means of solicitation have been exhausted.

         Expenses associated with soliciting proxies from the Fund's shareholders will be borne by the Fund. Such expenses for soliciting proxies will include printing, mailing, and tabulation of proxies. The cost of solicitation, including specified expenses, is not expected to exceed $55,000.

VOTING INFORMATION AND ADJOURNMENT


         The presence at the Meeting of the holders of 30% of the outstanding shares of the Fund as of the Record Date, either in person or by Proxy, constitutes a quorum. All returned proxies count towards a quorum, regardless of how they are voted ("For", "Against", or "Abstain"). Abstentions and "broker non-votes" will not be counted for or against the Proposal to which they relate, but will be counted for purposes of determining whether a quorum is present. Abstentions and broker non-votes will be counted as votes present for purposes of determining a "majority of the outstanding voting securities" present at the Meeting and a majority of shares represented at the Meeting at which a quorum is present, and will, therefore, have the effect of counting against the Proposal to which they relate.

         In the event that sufficient votes in favor of either Proposal set forth in the Notice of the Special Meeting of Shareholders are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a period or periods of not more than 120 days to permit further solicitation of Proxies with respect to such Proposal. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by Proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those Proxies which they are entitled to vote in favor of such proposal. They will vote against any such adjournment those Proxies required to be voted against such proposal.

         Shares represented by duly executed Proxies will be voted in accordance with the instructions given. If no instructions are given, Proxies will be voted FOR the specific Proposals set forth in the Proxies and, in accordance with the best judgment of the persons named in the Proxies, on such other business that may properly come before the Meeting. A Proxy may be revoked at any time by a Shareholder before it is exercised by (i) sending a written revocation to Lawrence S. York, Chairman, at 131 Prosperous Place, Suite 17, Lexington, Kentucky 40509, (ii) by properly executing a later dated Proxy and providing it to the Fund prior to the Meeting, or (iii) by attending the Meeting and specifically revoking such Proxy or Proxies and voting in person.

SHAREHOLDER PROPOSALS

         Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting should send their written proposals to the Secretary of the Fund. Such proposals must be received by the Fund a reasonable time before the solicitation is to be made. The Fund has no current plans to hold an annual or special meeting in 2001.

NOMINEE ACCOUNTS

         Upon request, the Fund will reimburse nominees for their reasonable expenses in forwarding proxy materials to beneficial owners of the Fund's shares. Please submit invoices for our review to WWW Advisors, Inc., 131 Prosperous Place, Suite 17, Lexington, KY 40509.

REPORTS TO SHAREHOLDERS

         The Fund sends reports to the Shareholders semi-annually. Each of these includes a schedule of portfolio securities. In addition, the semi-annual report contains unaudited financial statements and the annual report contains audited financial statements. These reports are available to you at no cost. To request a report, please visit our website at WWW.WEBFUND.COM, or contact us toll-free at 1-888-263-2204, or write to us at 131 Prosperous Place, Suite 17, Lexington, KY 40509.

OTHER MATTERS

         The Trustees know of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is their intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of Proxy.



                             ADDITIONAL INFORMATION

EXECUTIVE OFFICERS

Information about the Fund's principal executive officers, including their names, ages, positions with the Fund, length of such positions and principal occupation or employment during the past five years, is set forth below.


                              OFFICER     POSITION WITH
NAME OF NOMINEE      AGE      SINCE       THE FUND             PRINCIPAL OCCUPATION; SERVICE AS OFFICER
---------------      ---      -----       --------             ----------------------------------------

Lawrence S. York     49       5/8/96      Chairman of the      Trustee,  Chairman  of the Board and  President  of
                                          Board,               the Fund;  President,  Capital Advisors Group, Inc.
                                          President            (financial  planning and investment advisory firm);
                                                               President,    WWW   Advisors,    Inc.   (investment
                                                               adviser);   Director,  Guthrie  York  &  Co.,  Inc.
                                                               (financial  services);  Director,  Visual Net, Inc.
                                                               (developmental  internet  software);  President and
                                                               licensed    sales    representative,    Interactive
                                                               Planning  Corp.  (broker-dealer)  since  January 1,
                                                               1999;      licensed      sales      representative,
                                                               B.D. Holdings,         Inc.         (broker-dealer)
                                                               (September-December  1998);  President  (until June
                                                               1997)  and  licensed  sales  representative  (until
                                                               August   1998)   of  RH   York  &   Company,   Inc.
                                                               (broker-dealer).


                                       15


James D. Greene      43       5/8/96      Vice  President and  Trustee,  Vice President and Treasurer of the Fund;
                                          Treasurer            Senior Strategy Consultant,  i2Technologies; Senior
                                                               Product Manager, NCR Corp.  (manufacturer of retail
                                                               point-of-sale  systems)  (1997 to 2000);  Executive
                                                               Senior  Vice   President  of  WWW  Advisors,   Inc.
                                                               (investment     adviser);     formerly    Marketing
                                                               Strategist,     Lexmark     International,     Inc.
                                                               (manufacturer  of  network  personal  computer  and
                                                               office electronics) (1991-1997).

Diane Snapp          37       8/16/99     Secretary            Secretary of the Fund;  Secretary of WWW  Advisors,
                                                               Inc.  (investment adviser) since 2000; Secretary of
                                                               Interactive  Planning Corp. since 1999;  Operations
                                                               Administrator,   Capital   Advisors   Group,   Inc.
                                                               (administrative  and  accounting   services)  since
                                                               1996;  previously Office Manager,  Harrison Tobacco
                                                               Warehouse


         The officers of the Fund do not receive any compensation from the Fund.

         As of September 26, 2000, the executive officers and Trustees of the Fund beneficially owned in the aggregate 1558.727 shares of the Fund (.062)% of the shares outstanding).

RELATED TRANSACTIONS

         Lawrence S. York, James D. Green, and Diane Snapp are officers of the Fund and are also officers of the Manager, which provides certain services to the Fund.

         The Fund has adopted a plan of distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays the Manager a shareholder servicing and distribution fee at the annual rate of 0.50% of the average daily net assets of the Fund to make payments for administration, shareholder services, marketing, and distribution assistance. The following amounts were incurred by the Fund under the Plan for the year ending June 30, 2000:

                  (a) printing of prospectus and financial reports for delivery to other than current Shareholders: $31,229;

                  (b)   trail fees to broker-dealers: $97,161; and

                  (c)   advertising: $20,228.

         In addition, the Manager implements investment decisions of the Fund by arranging the execution of the purchase or sale of portfolio securities with the objective of obtaining prompt, efficient and reliable executions of such transactions at the most favorable price obtainable. The Fund paid total brokerage commissions of $245,738 for effecting transactions in the Fund's securities during the fiscal year ending June 30, 2000. During such year, $9,035 was paid to Interactive Planning Corp. The Fund paid total brokerage commissions during the fiscal years ended June 30, 1999, 1998 and 1997 in the aggregate amounts of $5,704, $2,103 and $4,354, respectively. Of these aggregate amounts:
(1) $22, $1,833 and $4,287, respectively, was paid to R.H. York & Company, Inc.;
(2) $4,511, $0 and $0, respectively, was paid to Interactive Planning Corp.; and
(3) $1,231, $0 and $0, respectively, was paid to B.D. Holdings, Inc. Lawrence S. York, Chairman of the Fund, has been President and licensed sales representative of Interactive Planning Corp. since January 1, 1999. Mr. York was President (until June 1997) and licensed sales representative (until August 1998) of R.H. York & Company, Inc. and was a licensed sales representative at B D. Holdings, Inc. from September through December 1998.

5% SHAREHOLDERS

         As of September 26, 2000, National Investor Services Corp. owned beneficially and of record 15.666% of the outstanding shares of the Fund. To the knowledge of the Fund, no other person beneficially owned 5% or more of the Fund's outstanding shares as of such date.

IF YOU CANNOT BE PRESENT IN PERSON, PLEASE FILL IN, SIGN, AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                         By order of the Board of Trustees,

                                         WWW Trust



                                         Lawrence S. York
                                         Chairman of the Board
Lexington, Kentucky
October 7, 2000

                                    WWW TRUST
                         131 Prosperous Place, Suite 17
                            Lexington, Kentucky 40509
                      PROXY-SPECIAL MEETING OF SHAREHOLDERS


VOTE BY TOUCH TONE PHONE OR THE INTERNET
CALL TOLL FREE 1-800-690-6903, OR VISIT OUR WEBSITE www.webfund.com or www.proxyvote.com

             SEE ENCLOSED INSERT FOR COMPLETE INSTRUCTIONS ON VOTING
                         BY TELEPHONE OR THE INTERNET.

12-DIGIT CONTROL NUMBER:  (unavailable)


         The undersigned, a shareholder of WWW TRUST: WWW INTERNET FUND, an Ohio Trust (the "Fund"), hereby appoints LAWRENCE S. YORK and JAMES D. GREENE and each of them, the true and lawful attorneys and proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote all of the shares of beneficial interests of the Fund which the undersigned would be entitled to vote if personally present at the Special Meeting of Shareholders to be held on October 25, 2000, at 1:00 p.m., at the Lexington Club, located at 170 Esplanade, Lexington, Kentucky, and at any adjournment thereof.


The undersigned hereby instructs said proxies of their substitutes:


1.   TO APPROVE AMENDMENTS TO THE FUND'S
     FUNDAMENTAL INVESTMENT POLICIES
     RELATING TO:
                                                  FOR        AGAINST    ABSTAIN
     (a)  Borrowing Transactions;                [ _ ]        [ _ ]       [ _ ]


     (b)  Lending Transactions; and              [ _ ]        [ _ ]       [ _ ]

     (c)  Investments in Other
          Investment Companies                   [ _ ]        [ _ ]       [ _ ]


2.   ELECTION OF TRUSTEES:

Lawrence S. York, James D. Greene, Charles F. Haywood, Robert C. Thurmond, Tim DiDiego

[_] Vote FOR all nominees listed above    [_] WITHHOLD AUTHORITY
    (except those listed below)           to vote for all nominees listed above

INSTRUCTION: To withhold authority to vote for any individual nominee write that nominee's name in the space below.


This Proxy is continued on the reverse side. Please sign on the reverse side and return promptly.

3.   TO APPROVE THE SELECTION OF           FOR        AGAINST        ABSTAIN
     Berge & Company LTD. AS
     INDEPENDENT AUDITOR OF THE
     FUND                                 [ _ ]        [ _ ]          [ _ ]


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

This Proxy, when properly executed, will be voted in accordance with any directions given. Unless otherwise specified, the proxy will be voted FOR Proposal 1(a), Proposal 1(b), Proposal 1(c), Proposal 2, and Proposal 3.

4. DISCRETIONARY AUTHORITY: To vote with discretionary authority with respect to all other matters which may properly come before the Meeting.

     The undersigned hereby revokes all proxies heretofore given and ratifies and confirms all that the proxies appointed hereby, or either of them, or their substitutes, may lawfully do or cause to be done by virtue thereof. The undersigned hereby acknowledges receipt of a copy of the Notice of Special Meeting of Shareholders and Proxy Statement, both dated October 7, 2000.

                                        Please sign exactly as shares are
                                        registered. If shares are held by joint
                                        tenants, all parties in the joint
                                        tenancy must sign. When signing as
                                        attorney, executor, administrator,
                                        trustee or guardian, please indicate the capacity in which signing. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership or limited liability company, please sign in partnership name by authorized person.

                                        ----------------------------------------
                                        Signature                         Date

                                        ----------------------------------------
                                        Signature, if held jointly        Date